UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

February 9, 2016

SMTC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-31051	98-0197680
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2302 Trade Zone Boulevard

San Jose, California, United States of America 95131

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 934-7100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 9, 2016, SMTC Corporation and certain of its subsidiaries entered into the Tenth Amendment (the “Tenth Amendment”) to its Revolving Credit and Security Agreement, effective as of January 29, 2016 (as subsequently amended the “Loan Agreement”) among SMTC Corporation, SMTC Manufacturing Corporation of California, SMTC Mex Holdings Inc., ZF Array Technology, Incorporated, and HTM Holdings, Inc., as US Borrowers, and SMTC Manufacturing Corporation of Canada, as Canadian Borrower (and with the US Borrowers, collectively, the “Borrowers”), with PNC Bank, National Association, as Lender and as Agent.

The Tenth Amendment reduces the maximum amount of the revolving credit facility provided under the Loan Agreement by $5,000,000 to $35,000,000 and provides for a term loan of $5,000,000 (the “Term Loan”) maturing on January 2, 2018 with quarterly principal amortization of $250,000. The Tenth Amendment also eliminates the interest rate grid applicable to borrowings under the revolving credit facility and sets the applicable interest rate margins (added to determine the applicable interest rate) for loans under the revolving credit facility bearing interest based on LIBOR at 3.25% and for loans under the revolving credit facility bearing interest based on the U.S. base rate at 0.50% (such interest rate margins are less than or equal to the lowest interest rate margins applicable under the prior interest rate grid). The applicable interest rate margins for the Term Loan are 3.75% for amounts bearing interest based on LIBOR and 1.00% for amounts bearing interest based on the U.S. base rate.

The foregoing description of the Tenth Amendment is qualified in its entirety by reference to the full text of the Tenth Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

(a) The disclosure provided under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03(a) as if fully set forth herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number

10.1 Tenth Amendment dated as of January 29, 2016 to Revolving Credit and Security Agreement dated September 14, 2011 between PNC Bank, National Association, PNC Bank Canada Branch, SMTC Corporation, SMTT Manufacturing Corporation of California, SMTC Manufacturing Corporation of Canada, SMTC Mex Holdings Inc., ZF Array Technology, Incorporated and HTM Holdings Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 16, 2016	SMTC CORPORATION By: /s/ Sushil Dhiman Name: Sushil Dhiman Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Tenth Amendment dated as of February 9, 2016 to Revolving Credit and Security Agreement dated September 14, 2011 between PNC Bank, National Association, PNC Bank Canada Branch, SMTC Corporation, SMTC Manufacturing Corporation of California, SMTC Manufacturing Corporation of Canada, SMTC Mex Holdings Inc., ZF Array Technology, Incorporated and HTM Holdings Inc.